EXHIBIT 10Y
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                           ASSET PURCHASE AGREEMENT
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      This ASSET PURCHASE  AGREEMENT (the "Agreement") dated as of September 30,
1996 by and between PAUL J. CIMOCH, MD PC, (the "Seller"), a California corporation with an office at 100 Pacifica, Suite 100, Irvine, California 92618 and CSICA Corporation, a California corporation with an office at 100 Pacifica, Suite 100, Irvine, California 92618, (the "Purchaser").
                               R E C I T A L S:
      WHEREAS, Seller owns the assets of a medical practice with offices in Irvine and San Diego, California; and
      WHEREAS, Purchaser desires to purchase and the Seller desires to sell to Purchaser all of the assets of Seller's medical practice; and
      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:
      d..   PURCHASE OF ASSETS.
            1. SALE AND PURCHASE. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell and deliver to the Purchaser and the Purchaser agrees to purchase from the Seller at the Closing, hereinafter defined the assets of Sellers medical practice set forth on Schedule "A" annexed hereto (hereinafter the "Assets"), inclusive of Seller's Accounts Receivable for medical and ancillary services.
            2. PURCHASE PRICE. In consideration for the sale of the Assets, the Purchaser agrees to pay to the Seller the sum of $1,388,270.36.
            3. PAYMENT OF PURCHASE PRICE. The purchase price will be paid as follows:
                  a) Purchaser together with its corporate parent, CSI, a Delaware corporation, shall release Seller from the obligation to repay all advances and other payables due from Seller whether billed or unbilled as of the effective date of this Agreement, and
                  b)  Purchaser   shall  pay  Seller  an  additional  amount  of
$5,966.00 in cash.
      e.    CLOSING AND CONDITION TO CLOSING.
            i. CLOSING AND CLOSING DATE. The closing (the "Closing") shall take place at the offices of the Purchaser, effective on the effective date of this Agreement.
            2. CONDITION  TO  CLOSING.    The  Closing   shall  be   subject  to
satisfaction of the condition that (a) the representations and warranties of (i) the Seller contained in Section 3 hereof, and (ii) the Purchaser contained in
Section 4 hereof are true and correct and shall be true and correct as of the Closing Date; (b) the Seller shall have delivered to the Purchaser the items required by Section 2.3 hereof; and (c) the Purchaser and the Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by such party prior to or as of the Closing Date.

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            3. DELIVERIES BY THE SELLER. At the Closing the Seller shall deliver or cause to be delivered to the Purchaser a bill of sale for the assets in form annexed hereto as Exhibit "C".
       f.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.
            i. ORGANIZATION AND STANDING OF THE SELLER. The Seller is a professional association duly organized, validly existing and in good standing under the laws of the State of California, and has clear title to the assets and is entitled to sell said assets.
            ii. AUTHORITY OF THE SELLER; CONSENTS; EXECUTION OF AGREEMENTS. The Seller has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance of the transactions and obligations contemplated hereby by the Seller, have been duly authorized by all requisite action of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes a valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.
      D.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
            1. AUTHORITY OF THE PURCHASER; CONSENTS; EXECUTION OF AGREEMENTS. The Purchaser is a duly and properly formed corporation under the laws of the State of Florida and has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance of the transactions and obligations contemplated hereby by the Purchaser, have been duly authorized by all requisite action of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.
      E.  COVENANT NOT TO COMPETE.
            1. During the term of this Agreement and for a period of two (2) years thereafter, Seller and Paul J. Cimoch shall not, directly or indirectly,
(a) divert or attempt to divert any business or patients of CSI to any other medical practice or research facility in competition with CSI within the geographic area of Cook County, Illinois or (b) solicit or induce employees of CSI to terminate their employment with CSI and/or engage in any business in competition with the business carried on by CSI.
            2. Seller and Paul J. Cimoch shall not, during the term of this Agreement or any time thereafter, communicate or divulge to, or use for the







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benefit of any other person,  partnership,  association,  corporation or entity, any confidential or proprietary information regarding CSI's research, protocols,
procedures,  systems,  techniques,   formulas,  inventions  or  other  knowledge
concerning CSI, the Facilities or the research being conducted at the Facilities or any of the services provided by CSI.
      3. Seller and Paul J. Cimoch agree that for a period of two years they will not compete with, or, directly or indirectly, own, manage, operate, control, loan money to, or participate in the ownership, operation or control of, or be connected with as a director, partner, consultant, agent, independent contractor or otherwise, or acquiesce in the use of his name in any other business or organization which is in direct competition with CSI as a for-profit provider of specialized services for the treatment of HIV infection, Chronic Fatigue Syndrome and related diseases in the geographical area of Irvine and San Diego, California provided, however, that Employee shall be permitted after the cessation of his employment but during the Covenant Period to own less than a 5% interest as a shareholder in any company which is listed on any national securities exchange even though it may be in competition with CSI.
            4. Since a breach of the provisions of this Section 6 could not adequately be compensated by money damages and will cause irreparable injury to CSI, CSI shall be entitled, in addition to any other right or remedy available to it, to an injunction or restraining order restraining such breach or a threatened breach, and no bond or other security shall be required in connection therewith, and Seller and Paul J. Cimoch hereby consent to the issuance of any such injunction or restraining order. Seller and Paul J. Cimoch agree that the provisions of the Section 6 are reasonable and necessary to protect CSI and its business. It is the desire and intent of the parties that the provisions of this
Section 6 shall be enforced to the fullest extent permitted under the public policies and laws applied in each jurisdiction in which enforcement is sought. If any restriction contained in this Section 6 shall be deemed to be invalid, illegal or unenforceable by reason of the extent, duration or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope or other provision hereof and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.
       F.   MISCELLANEOUS.
            1. COSTS AND EXPENSES. Each party agrees to pay its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and any other instruments and documents to be delivered hereunder.
            2. WAIVERS AND AMENDMENTS. This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement and is executed by the parties to this Agreement. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any





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party of any  violation  of,  breach of, or default  under any provision of this
Agreement or any other agreement provided for herein shall not be constructed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any provision of this Agreement or any other agreement provided for herein.
3.  INVALIDITY.If any provision in this Agreement shall be determined to be invalid, illegal or unenforceable, such provision shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
            4. GOVERNING LAW. This Agreement shall in all respects be governed by and constructed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law thereof.
            5. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and be deemed to have been duly given if personally delivered or five business days after being sent by recognized overnight courier or confirmed facsimile to the parties at their respective addresses set forth herein.
            6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.
            7. SUCCESSORS AND ASSIGNS. Neither this Agreement, nor any of the rights or obligations hereunder, shall be assigned by either party hereto without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
            8. THIRD PARTIES. Nothing expressed or implied in this Agreement is intended, or shall be constructed, to confer upon or give any person or entity other than the parties hereto and their permitted assigns any rights or remedies under or by reason of this Agreement.
            9.   EXHIBITS.   The  exhibits   attached  to  this   Agreement  are
incorporated herein and shall be part of this Agreement for all purposes.
            10. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.
      IN WITNESS WHEREOF, the parties have duly executed, or have caused their duly authorized officer or representative to execute, this Asset Purchase Agreement as of the date first above written.
                                          SELLER:
                                          PAUL J. CIMOCH, MD PC


                                          By:______/S/___________________
                                             Paul J. Cimoch, M.D.













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                                          Paul J. Cimoch, M.D.,
                                          Individually

                                          PURCHASER:
                                          CSICA Corporation
                                          a California corporation


                                          By:________/S/_________________
                                          William M. Reiter, President




































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